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                                                                    EXHIBIT 23.2
                        Consent of Independent Auditors

  We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated April 23, 1999 in the Registration Statement (Form S-1) and related Prospectus of Digex, Incorporated for the registration of shares of its Class A Common Stock.

                                          /s/ Ernst & Young LLP
Tampa, Florida
April 23, 1999